Janus Henderson Asia Equity Fund
Schedule of Investments (unaudited)
June 30, 2024

	Shares	Value
Common Stocks – 100.4%
Automobiles – 5.5%
BYD Co Ltd	12,500	$370,983
Eicher Motors Ltd	4,866	272,001
		642,984
Banks – 13.8%
BDO Unibank Inc	96,130	210,530
Hana Financial Group Inc	4,407	193,240
HDFC Bank Ltd	20,361	411,328
ICICI Bank Ltd	25,113	360,717
KB Financial Group Inc	5,216	295,837
Vietnam Technological & Commercial Joint Stock Bank	150,800	138,195
		1,609,847
Beverages – 1.1%
ZJLD Group Incž	119,000	123,012
Biotechnology – 2.2%
Legend Biotech Corp (ADR)*	2,226	98,590
Zai Lab Ltd*	94,400	162,615
		261,205
Capital Markets – 1.3%
Hong Kong Exchanges & Clearing Ltd	4,800	152,942
Communications Equipment – 2.8%
Accton Technology Corp	19,000	322,810
Containers & Packaging – 1.7%
EPL Ltd	83,976	198,693
Electrical Equipment – 2.7%
Contemporary Amperex Technology Co Ltd - Class A	12,832	315,503
Electronic Equipment, Instruments & Components – 5.1%
Chroma ATE Inc	17,000	165,717
E Ink Holdings Inc	16,000	124,799
Park Systems Corp	995	134,787
Sinbon Electronics Co Ltd	18,000	161,676
		586,979
Entertainment – 2.1%
Sea Ltd (ADR)*	3,421	244,328
Health Care Equipment & Supplies – 2.2%
Angelalign Technology Incž	15,400	111,946
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	3,645	145,430
		257,376
Health Care Providers & Services – 2.2%
New Horizon Health Ltdž,*,¢	208,000	260,506
Hotels, Restaurants & Leisure – 5.8%
Devyani International Ltd*	43,117	84,773
H World Group Ltd	82,100	273,314
MakeMyTrip Ltd*	1,867	157,015
Trip.com Group Ltd*	3,300	156,261
		671,363
Insurance – 7.5%
AIA Group Ltd	82,000	556,056
HDFC Life Insurance Co Ltdž	44,909	320,235
		876,291
Interactive Media & Services – 5.5%
NAVER Corp	1,542	186,869
Tencent Holdings Ltd	9,500	450,894
		637,763
Life Sciences Tools & Services – 1.3%
Syngene International Ltdž	17,777	150,956
Machinery – 1.1%
Shenzhen Inovance Technology Co Ltd - Class A	18,603	130,705
Pharmaceuticals – 0.9%
Structure Therapeutics Inc (ADR)*	2,623	103,005
Road & Rail – 3.9%
Full Truck Alliance Co (ADR)	39,613	318,488
Grab Holdings Ltd - Class A*	38,634	137,151
		455,639
Semiconductor & Semiconductor Equipment – 14.2%
ASM Pacific Technology Ltd	16,900	235,550

	Shares	Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
StarPower Semiconductor Ltd - Class A	8,141	$95,874
Taiwan Semiconductor Manufacturing Co Ltd	40,000	1,189,899
Techwing Inc	2,843	130,453
		1,651,776
Specialty Retail – 1.2%
Ace Hardware Indonesia Tbk PT	2,701,400	140,892
Technology Hardware, Storage & Peripherals – 10.1%
Samsung Electronics Co Ltd	20,011	1,176,219
Textiles, Apparel & Luxury Goods – 1.1%
Kalyan Jewellers India Ltd	20,768	124,545
Transportation Infrastructure – 1.4%
International Container Terminal Services Inc	26,360	157,499
Wireless Telecommunication Services – 3.7%
Bharti Airtel Ltd	24,581	424,471
Total Common Stocks (cost $10,315,663)		11,677,309
Preferred Stocks – 2.1%
Automobiles – 2.1%
Hyundai Motor Co (cost $213,159)	1,853	243,815
Total Investments (total cost $10,528,822) – 102.5%		11,921,124
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(294,359)
Net Assets – 100%		$11,626,765

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
China	$2,915,531	24.5%
India	2,504,734	21.0
South Korea	2,361,220	19.8
Taiwan	2,209,229	18.5
Hong Kong	944,548	7.9
Philippines	368,029	3.1
United States	201,595	1.7
Indonesia	140,892	1.2
Vietnam	138,195	1.2
Singapore	137,151	1.1
Total	$11,921,124	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 9/30/23	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 6/30/24	Ending Shares	Dividend Income
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 5.3419%ºº
	$213,253	$18,705,951	$(18,919,183)	$-	$(21)	$-	-	$30,632

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2024 is
$966,655, which represents 8.3% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of June 30, 2024.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2024 is $260,506, which represents 2.2% of net assets.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2024.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Biotechnology	$98,590	$162,615	$-
Entertainment	244,328	-	-
Health Care Providers & Services	-	-	260,506
Hotels, Restaurants & Leisure	157,015	514,348	-
Pharmaceuticals	103,005	-	-
Road & Rail	455,639	-	-
All Other	-	9,681,263	-
Preferred Stocks	-	243,815	-
Total Assets	$1,058,577	$10,602,041	$260,506

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the ASC820. These are categorized as Level 3 in the hierarchy.

All other assets categorized as Level 3 in the hierarchy have been fair valued based on transaction price or transaction price adjusted for current market conditions using a comparable index or cost. The value of level 3 investments will increase should the future transaction price increase.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.
The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.
Financial assets of $260,506 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current reporting period and other significant observable inputs at the end of the prior reporting period.
Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to June 30, 2024, and through the date of issuance of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:
On May 14, 2024, the Trustees approved a plan to liquidate and terminate Janus Henderson Asia Equity Fund (the “Fund”), with such liquidation effective on or about July 30, 2024 (the “Liquidation Date”). The termination of the Fund is expected to occur as soon as practicable following the Liquidation Date. Effective May 31, 2024, the Fund no longer accepts investments by new shareholders.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70211 08-24